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PROSPECTUS SUPPLEMENT

     NORTHERN FUNDS -- EQUITY FUNDS
     SUPPLEMENT DATED DECEMBER 17, 2002 TO PROSPECTUS DATED JULY 31, 2002

     FOR THE SMALL CAP VALUE FUND, THE SECOND PARAGRAPH UNDER "PRINCIPAL INVESTMENT STRATEGIES AND RISKS -- INVESTMENT STRATEGIES" ON PAGE 16 OF THE PROSPECTUS IS REVISED TO READ AS FOLLOWS:

     Using quantitative analysis (evaluation and analysis of financial data), the investment management team buys small capitalization stocks of companies believed to be worth more than is indicated by current market prices. Similarly, the management team will normally sell a security that it believes has achieved its full valuation, is not attractively priced or for other reasons. The team may also sell securities in order to maintain the desired portfolio characteristics of the Fund, which may change in response to market conditions. In determining whether a stock is attractively priced, the investment management team analyzes factors such as:

     -    The stock's price and book value;

     -    Earnings and sales;

     -    Trading volume; and

     -    Bid-ask spreads.
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     THE FOLLOWING REPLACES THE SECTION TITLED "FUND MANAGEMENT" ON PAGES 44 AND
     45 OF THE PROSPECTUS:

     FUND MANAGEMENT

     THE INVESTMENT ADVISERS EMPLOY A TEAM APPROACH TO THE INVESTMENT MANAGEMENT OF THE FUNDS. BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE FUNDS.

The management team leader for the GLOBAL COMMUNICATIONS FUND is John B. Leo, Senior Vice President of Northern Trust. Mr. Leo has had such responsibility since July 2001. Mr. Leo joined Northern Trust in 1984 and during the past five years has managed various equity portfolios.

The management team leaders for the GROWTH EQUITY FUND are John B. Leo and Robert Mitchell, Vice President of Northern Trust. They have had such responsibility since December 2002. Mr. Mitchell joined Northern Trust in 1988 and during the past five years has managed various equity and balanced portfolios.

The management team leader for the GROWTH OPPORTUNITIES FUND and SMALL CAP GROWTH FUND is Theodore Breckel, Senior Vice President of Northern Trust. He has had such responsibility since December 2002. He joined Northern Trust in 1971 and during the past five years has managed various equity portfolios.

Theodore T. Southworth, Vice President of Northern Trust, is the management team leader for the INCOME EQUITY FUND. He has had such responsibility since 1995. He joined Northern Trust in 1984 and during the past five years has managed various equity portfolios.

The management team leaders for the INTERNATIONAL GROWTH EQUITY FUND and the INTERNATIONAL SELECT EQUITY FUND are Richard Rothwell and Diane Jones, both Vice Presidents of Northern Trust. They have had such responsibility since November 2002. Mr. Rothwell joined Northern Trust in July 2002. From 1997 to 2002, he was an emerging markets portfolio manager with Deutsche Asset Management. He has been a member of the management team of each of the Funds since July 2002. Ms. Jones joined Northern Trust in August 2000. From 1996 to 1998, she was a European equity portfolio manager for Courtaulds Pension Fund, and from 1998 to 2000, was a European equity portfolio manager with Julius Baer. She has been a member of the management team for each of the Funds since August 2000.

The management team leaders for the LARGE CAP VALUE FUND are Carl Domino, Senior Vice President of Northern Trust, and M. David Roberts, Vice President of Northern Trust. Mr. Domino and Mr. Roberts have had such responsibility since they joined Northern Trust in May 2000. From 1987 to 2000, Mr. Domino served as Managing Partner for Carl Domino Associates, L.P. where he managed various value-oriented equity portfolios. From July 1996 to May 2000, Mr. Roberts was with Carl Domino Associates, L.P. where he managed various equity portfolios.

Tracy McCormick and Andrew Flynn, both Vice Presidents of Northern Trust, are the management team leaders for the MID CAP GROWTH FUND. They have had such responsibility since December 2002. Ms. McCormick joined Northern Trust as a portfolio manager in April 2002. From 1994 to 2002, she was a managing director at Scudder Kemper Investments, where she managed various equity portfolios. Mr. Flynn joined Northern Trust in 1998 as an equity analyst. From 1996 to 1998, he was an equity analyst with Scudder Kemper Investments.

Robert N. Streed, Senior Vice President of Northern Trust, is the management team leader for the SELECT EQUITY FUND. Mr. Streed has had such responsibility since April 1994. Mr. Streed joined Northern Trust in 1990 and during the past five years has managed various equity portfolios.

The management team leader for the SMALL CAP INDEX FUND is Brent Reeder, Second Vice President of Northern Trust. Mr. Reeder has had such responsibility since July 2002. Mr. Reeder joined Northern Trust in 1993 and during the past five years has managed small capitalization and international equity portfolios.

Robert H. Bergson, Vice President of Northern Trust, is the management team leader for the SMALL CAP VALUE FUND. Mr. Bergson has had such responsibility since July 2001. Mr. Bergson joined Northern Trust in 1997 and during the past five years has managed various equity portfolios.
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The management team leader for the STOCK INDEX FUND is Lucy A. Johnston, Officer of Northern Trust. She has had such responsibility since September 1998. Ms. Johnston joined Northern Trust in 1997 and during the past five years has managed quantitative equity portfolios.

The management team leaders for the TECHNOLOGY FUND are John B. Leo and George
J. Gilbert, Senior Vice President of Northern Trust. Mr. Leo has had such responsibility since the Fund commenced operations in April 1996. Mr. Gilbert has had such responsibility since July 1997. Mr. Gilbert joined Northern Trust in 1980 and during the past five years has managed various technology portfolios and served as a research analyst concentrating in technology.

                                                              EQTYSPTDEC 12/02

[NORTHERN FUNDS LOGO]       50 South LaSalle Street
                            P.O. Box 75986
                            Chicago, Illinois
                            60675-5986
                            800/595-9111
                            northernfunds.com